UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

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ROI LAND INVESTMENTS, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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825 Lebourgneuf Blvd, Suite 315

Quebec, QUEBEC G2J 0B9

(418) 781-2954

Dear Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of ROI LAND INVESTMENTS, LTD. This meeting will be held on November 2, 2015, beginning at 10:00 a.m. local time at our offices at 999 Boulevard de Maisonneuve West, Montreal, Quebec, Quebec H3A 3LA.

The attached proxy statement, accompanied by the notice of meeting, describes the matters to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of ROI LAND INVESTMENTS, LTD. by voting on the matters described in the proxy statement.

Your vote is important. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it as promptly as possible or authorize a proxy to vote your shares by calling the toll-free number or via the internet. The enclosed proxy card contains instructions regarding all three methods of voting. If you attend the meeting, you may continue to have your shares voted as you have previously instructed or you may withdraw your proxy at the meeting and vote your shares in person.

We have also enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2014. Thank you for your interest in ROI LAND INVESTMENTS, LTD.

Sincerely yours,

Dr. Sami B. Chaouch

Chairman of the Board

Sebastien Cliche

Chief Executive Officer

The enclosed proxy statement is first being mailed to shareholders on or about October 10, 2015.

825 Lebourgneuf Blvd, Suite 315

Quebec, QUEBEC G2J 0B9

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 2, 2015

TO THE SHAREHOLDERS OF ROI LAND INVESTMENTS, LTD.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ROI LAND INVESTMENTS, LTD., a Nevada corporation, will be held on November 2, 2015 at 10:00 a.m. local time at our offices at 999 Boulevard de Maisonneuve West, Montreal, Quebec, Quebec H3A 3LA. At the meeting, shareholders will consider the following matters:

(1)	To elect three directors to serve until the next annual meeting of shareholders and until their successors are duly elected;
(2)	To approve of the Amendment and Restatement of our articles of incorporation;
(3)	To take an advisory vote on Executive Compensation;
(4)	To take an advisory vote on the frequency of an advisory vote on Executive Compensation;
(5)	To approve the adoption of our 2015 Equity Incentive Plan;
(6)	To ratify the Executive Compensation Agreements of Dr. Sami Chaouch, Mr. Sebastien Cliche and Mr. Philippe Germain;
(7)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year ending December 31, 2015; and
(8)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The close of business on September 28, 2015, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before your proxy is voted.

All shareholders are cordially invited to attend the annual meeting.

By order of the Board of Directors,

Dr. Sami B. Chaouch

Chairman of the Board of Directors

October 10, 2015

Quebec, Quebec

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

PROXY MATERIALS

Why am I receiving these materials?

The Board of Directors (“Board”) of ROI LAND INVESTMENTS, LTD., a Nevada corporation (“ROI,” “our,” “us,” “the Company,” or “we”), is providing these proxy materials in connection with our Annual Meeting of shareholders, which will take place on November 2, 2015.  As a shareholder, you are entitled to attend the Annual Meeting and vote on the items of business described in this proxy statement.  This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

What is included in the proxy materials?

The proxy materials include:

•	This proxy statement;
•	The accompanying copy of our 2014 Annual Report on Form 10-K; and
•	A proxy card or a voting instruction card for the Annual Meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board, the compensation of our directors and current executive officers for fiscal 2014, and other required information.

How may I obtain a copy of Exhibits to ROI’s 2014 Annual Report on Form 10-K?

We will furnish a copy of any exhibit to our 2014 Form 10-K for a fee of $0.20 per page, payable in advance.  This fee covers only our reasonable expenses of furnishing the copy. Shareholders may request such copy by writing or calling ROI LAND INVESTMENTS, LTD., 825 Lebourgneuf Blvd, Suite 315, Quebec, Quebec G2J 0B9, (418) 781-2954, Attention: Corporate Secretary.

How may I request multiple sets of proxy materials if two or more shareholders reside in my household?

To minimize our expenses, one proxy statement and copy of our Form 10-K may be delivered to two or more shareholders who share an address unless we have received contrary instructions from one or more of the shareholders.  We will deliver promptly upon written or oral request a separate proxy statement and copy of our Form 10-K to a shareholder at a shared address to which a single proxy statement and copy of our Form 10-K was delivered.  Requests for additional proxy statements and copies of our Form 10-K, and requests that in the future separate documents be sent to shareholders who share an address, should be directed to ROI LAND INVESTMENTS, LTD., 825 Lebourgneuf Blvd, Suite 315, Quebec, QUEBEC G2J 0B9, telephone 418-781-2954, or to Empire Stock Transfer, 1859 Whitney Mesa Dr., Henderson, Nevada 89014, telephone 702-818-5898.

How may I request a single set of proxy materials for my household?

If you share an address with another shareholder and have received multiple copies of the proxy materials, you may write or call us as set forth in the preceding paragraph to request delivery of a single copy of materials in the future.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to ensure that all of your shares are voted at the Annual Meeting.

1

VOTING INFORMATION

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

(1)	To elect three directors to serve until the next annual meeting of shareholders and until their successors are duly elected;
(2)	To approve of the Amendment and Restatement our articles of incorporation
(3)	To take an advisory vote on Executive Compensation
(4)	To take an advisory vote on the frequency of an advisory vote on Executive Compensation
(5)	To approve the adoption of our 2015 Equity Incentive Plan;
(6)	To ratify the Executive Compensation Agreements of Dr. Sami Chaouch, Mr. Sebastien Cliche and Mr. Philippe Germain;
(7)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year ending December 31, 2015; and
(8)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What vote is required to approve the proposals assuming that a quorum is present at the annual meeting?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal 1	Election of Directors	Each director must be elected by a majority of the votes cast at the annual meeting. Accordingly, in an uncontested election, a nominee is elected if he or she receives more “FOR” votes than the total number of “AGAINST” and “WITHHELD” votes.
Proposal 2	Approval of Amended and Restatement Articles of Incorporation	To be adopted by the shareholders, this proposal must receive the affirmative “FOR” vote of a majority of the shares outstanding as required by Nevada law.
Proposal 3	Non-binding, advisory approval of executive compensation	To be adopted by the shareholders, this resolution must receive the affirmative “FOR” vote of a majority of votes cast on this proposal at the annual meeting.
Proposal 4	Non-binding, advisory approval of three-year period between advisory votes on executive compensation	To be adopted by the shareholders, this resolution must receive the affirmative “FOR” vote of a majority of votes cast on this proposal at the annual meeting.
Proposal 5	Approval of 2015 Equity Incentive Plan	To be approved by the shareholders, this resolution must receive the affirmative “FOR” vote of a majority of votes cast on this proposal at the annual meeting.
Proposal 6	Ratification of Executive Compensation Agreements	To be ratified by the shareholders, this proposal must receive the affirmative “FOR” vote of a majority of votes cast on this proposal at the annual meeting
Proposal 7	Ratification of Appointment of Marcum LLP as our Independent Registered Certified Public Accounting Firm	To be approved by the shareholders, this resolution must receive the affirmative “FOR” vote of a majority of votes cast on this proposal at the annual meeting.

What is the purpose of the amendment to our articles of incorporation?

 We are proposing that our shareholders approve of the Amendment and Restatement of our articles of incorporation to provide increased flexibility to the Board to enable it to react quickly to changing financial markets, to the demands of new investors in your Company and to preserve cash, for example, by issuing non-voting shares to consultants. It also allows the Board to issue Preferred Stock with any features the Board sees fit to implement.  This can be important in attracting capital which the Company will need. Company management also plans to exchange some of their Common Stock for a new class of Preferred Stock which will be identical to the Common Stock in terms of economic rights, but will enable the holders thereof to cast multiple votes for the Board of Directors.  This will enable the Company to attract outside investors while making it more difficult for such investors to dominate the Board and remove the management whom you have entrusted to manage the Company. While your Board has no immediate plans to issue the shares approved by this amendment, other than the issuance of multiple-vote Preferred Stock to Company management as described above, and other than any shares which may be issued under the 2015 Equity Incentive Plan if approved by the shareholders, or as described in “Overview” below, your Board needs to be able to assure investors that they do not need to wait for a subsequent Annual Shareholders Meeting to know that the deal they struck is valid. In addition, the Company will save cash by not having to file a preliminary proxy statement, wait for review by the SEC, and then file a final proxy statement, as would be the case if the shareholders do approve the amendment.

The text of the amendment and restatement to our articles of incorporation is attached to this proxy statement as Appendix A.

2

How will the amendment and restatement affect my shares and rights as a shareholder?

Your shares will not be affected by the amendment and restatement of the articles. The approval of the authorization of 40,000,000 of the non-voting common shares (the new B common) is intended to protect the voting rights of the existing common shares by enabling the Board to issue such non-voting shares to various consultants or others in lieu of using our limited cash resources. However, your rights as a shareholder will be affected by the dilution of your ability to elect Directors as described above, and could be affected if your Board were to issue preferred shares that contain voting rights greater than the common shares or provide for the preferred shares to elect one or more directors without the consent of the common shares (your Board may not currently do either under the existing articles). Your Board currently has the power to issue preferred shares that have rights to be paid dividends before the common shares as well as receive payment in full in liquidation prior to payment to the common shares.

What happens if additional matters are presented at the Annual Meeting?

Other than the six proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Ghalia Lahlou and Louise Gagnier, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.  If for any reason any of our nominees is no longer a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

What shares can I vote?

You may vote all shares owned by you as of the close of business on September 28, 2015, the record date for the Annual Meeting, whether such shares are held of record or beneficially. There is no cumulative voting.

On the record date, ROI had outstanding (i) 43,141,029 shares of common stock, and (ii) no shares of Preferred Stock.  A holder of Common Stock is entitled to one vote for each share of Common Stock held on the record date for each of the Proposals.

How can I vote my shares in person at the Annual Meeting?

Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting.  Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may submit your proxy to vote by mail, by telephone or via Internet.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or nominee.  For directions on how to vote, please refer to the instructions on the enclosed Proxy Card.

May I change my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.  If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), or by attending the Annual Meeting and voting in person. Attendance at the meeting, alone, will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker or other nominee, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

You also may vote “FOR,” “AGAINST” or “ABSTAIN” (or “WITHHELD” in the case of the election of members of your Board) with respect to each matter being acted upon at this meeting. If you elect to abstain from voting the abstention will have the same effect as an “AGAINST” vote.

If you provide specific voting instructions for one or more proposals, your shares will be voted as instructed.  If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board. Our Board recommends that you vote FOR each of the proposals described in this proxy statement.

What is a broker non-vote?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

3

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2015 is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with that proposal.

The election of directors, the proposal to approve of an amendment to our certificate of incorporation, the advisory vote on executive compensation, the advisory vote on frequency of votes on executive compensation, the approval of the adoption of our 2015 Equity Incentive Plan and the ratification of the Executive Compensation Agreements, are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes with respect to any of these proposals.

Who will serve as inspector of elections?

The inspector of elections will be an officer of ROI.

Who will bear the cost of soliciting votes for the Annual Meeting?

ROI is making this solicitation and will pay the costs of preparing, assembling, printing, mailing and distributing the proxy materials and soliciting votes. We will also reimburse banks, brokers and other nominees for their costs of sending our proxy materials to beneficial owners.  Directors, officers or other employees of ours may also solicit proxies from shareholders in person, by telephone, facsimile transmission or other electronic means of communication without additional compensation.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary results of voting at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC shortly after our Annual Meeting.

What if I have questions for ROI’s transfer agent?

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Empire Stock Transfer

1859 Whitney Mesa Dr.

Henderson, Nevada 89014

Attention: Brian Barthlow

Telephone: 702.818.5898

Fax: 702.974.1444

ANNUAL MEETING INFORMATION

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement. In addition, management will respond to appropriate questions from shareholders.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

In order to convene the annual meeting and for a quorum to exist for transacting business, holders of a majority of shares eligible to vote must be present in person or represented by proxy.

4

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND RELATED BYLAW PROVISIONS

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?

You may submit proposals for consideration at future shareholder meetings.  For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, no later than June 12, 2016.  If the date of next year’s annual meeting is moved more than 30 days before the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Corporate Secretary, ROI LAND INVESTMENTS, LTD., 825 Lebourgneuf Blvd, Suite 315, Quebec, Quebec G2J 0B9, (418) 781-2954.

How may I recommend or nominate individuals to serve as directors?

You may propose director candidates for consideration by our Board.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address set forth above.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Director Independence

Our common stock is traded on the OTC Bulletin Board, which does not maintain any standards regarding the “independence” of the directors on our Board, and we are not subject to such requirements of any national securities exchange or inter-dealer quotation system.

In the absence of such requirements, we have elected to use the definition for “director independence” under The NASDAQ Stock Market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of us or its subsidiaries or any other individual having a relationship, which in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board.

Our Board has determined that none of the nominees for election to our Board is an independent director as defined in The NASDAQ Stock Market listing standards.

Board of Director Meetings

All directors elected or approved to our Board hold office until the next annual meeting of shareholders and the election of their successors. During 2014, our Board held no formal meetings, but did confer on business matters and acted by unanimous consent in lieu of a meeting when necessary.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by Board members at the Annual Meeting of shareholders, directors are strongly encouraged to attend Annual Meetings of shareholders. All of our directors are expected to attend the upcoming Annual Meeting.

Board Committees

Our Board has no standing Committees.

Legal Proceedings

We are not aware of any material proceedings to which any of our current directors and nominees, or any of their respective associates, is a party adverse to ROI or any of its subsidiaries, or has a material interest adverse to ROI.

Communications with the Board of Directors

Shareholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, 825 Lebourgneuf Blvd, Suite 315, Quebec, Quebec G2J 0B9, (418) 781-2954.  Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to ROI’s business, industry, management or Board or committee matters.

5

Code of Ethics

Our Board of Directors has not adopted a code of ethics.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a formal policy on whether the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person. However, our Board believes it is important to select ROI’s Chairman and Chief Executive Officer in the manner it considers in the best interests of ROI at any given time.  Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence.

Management is responsible for the day-to-day management of risks ROI faces, while the Board as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. In fulfilling its risk oversight responsibility, the Board regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Director Compensation

The following table sets forth information concerning the compensation paid to each of our directors during 2014 and 2013 for their services rendered as directors. The compensation of Mr. Cliche for his service as our Chief Executive Officer is described below in “Executive Compensation – Summary Compensation Table.”

	Year	Fees Earned in Cash	Stock Awards	Option Awards	All Other Compensation	Total
			(1)		(2)
Sébastein Cliche	2014	$–	$–	$–	$–	$–
	2013	$–	$–	$–	$–	$–

Robert Boisjoli*	2014	$–	$35,000	$–	$–	$35,000
	2013	$–	$–	$–	$–	$–

Dr. Sami Chaouch	2014	$–	$35,000	$–	$10,000	$45,000
	2013	$–	$–	$–	$–	$–

_______________

*	Resigned from the Board on September 24, 2015.
(1)	Stock awards represent the fair value of the award at the date of grant of $0.35 per share, based on the price of shares sold to investors.
(2)	Other compensation represents consulting payments made to the director.

6

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are three nominees for election to our Board this year.  Each director is elected annually to serve until the next annual meeting or until his successor is elected.  There are no family relationships among our executive officers and directors.

The three director candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected.

If you sign your proxy or voting instruction card, but do not give instructions with respect to voting for directors, your shares will be voted FOR the three nominees recommended by the Board.  If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy card or voting instruction card.

All of the nominees have indicated to ROI that they will be available to serve as directors.  In the event that any nominee should become unavailable, however, the proxy holders, Ghalia Lohlou and Louise Gagnier, will vote for a nominee or nominees designated by the Board.

Dr. Sami Chaouch

Dr. Sami Chaouch, age 51, was elected as a Director of the Company on August 19, 2014, as Chairman of the Board and Interim Chief Financial Officer on May 4, 2015 and as Executive Chairman on September 8, 2015. Dr. Chaouch obtained a business administration degree from HEC Carthage, in Tunisia and both an Masters degree and a PhD. in Finance from the University Paris-Dauphine. Dr. Chaouch started a career in Investment Banking in the Middle-East (Tunis, Jeddah, Cairo) were he held several senior executive positions before moving to Canada in 2000 to continue working on various investment banking mandates, both in Canada and internationally. Dr. Chaouch served as Executive Vice President, M&A Head and CFO of a large Canadian Media and TV group for 6 years, and currently sits on the Board of Alliance Pharma (a Canadian public company).

Sebastien Cliche

Mr. Sebastien Cliche, age 31, is a co-founder of the Company and was elected as a director of the Company on September 17, 2013 and was appointed as our Chief Executive Officer on May 19, 2014. Mr. Cliche is a real estate developer and is currently involved in several development projects in Quebec City. In the last 10 years, Mr. Cliche contributed to the development of more than 500 residential units and commercial properties. He is also a General Partner in Azur & Capital Real Estate Fund - Quebec.

Philippe Germain

Mr. Philippe Germain, age 31, is a co-founder of the Company. He was appointed as our President on August 19, 2014 and appointed a director on September 25, 2015. Previous to his position with the Company, Mr. Germain was CEO and co-founder of Azur & Capital Fund LP (“Azur”), a land and construction bridge fund specializing in Eastern Canada. Mr. Germain was responsible for securing capital from private and institutional investors.

Mr. Germain started his entrepreneurial career within the real estate sector by successfully developing and commercializing over 140 storage units in Quebec City. Mr. Germain is fluent in French, English and German, as such has worked on several projects enabling him to capitalize both on his languages skills and international contacts between North America and Europe. Mr. Germain has a combined degree in economics and political sciences with a specialization in finance and statistics from Laval University. Mr. Germain also serves as Chairman for Select TV Solutions, Inc.

Our Board recommends that you vote your shares FOR each of the nominees for election to the Board.

7

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

Overview

Our Board has adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval the amendment and restatement of our articles of incorporation to increase the number of common shares which may be issued, to permit the issuance of non-voting common shares, to permit the Board to issue preferred shares containing voting rights in addition to the other rights it already has the power to authorize, to amend the bylaws and to have a single reference point for shareholders trying to determine the terms of the articles of incorporation.

The amendment and restatement will allow the Board to issue Preferred Stock with any features the Board sees fit to implement.  This can be important in attracting capital which the Company will need. The Company’s management also plans to exchange some of their Common Stock (without any other additional consideration) for a new class of Preferred Stock which will be identical to the Class A Common Stock in terms of economic rights, but will enable the holders thereof to cast multiple votes for the Board of Directors.  This new preferred will enable the Company’s management to obtain outside investors while making it more difficult for such investors to dominate the Board and remove the management whom you have entrusted with the management of the Company. While your Board has no immediate plans to issue the shares approved by this amendment, other than the issuance of multiple-vote Preferred Stock to Company management as described above, and other than any shares which may be issued under the 2015 Equity Incentive Plan if approved by the shareholders, your Board needs to be able to assure investors that they do not need to wait for a subsequent Annual Shareholders Meeting to know that deal they struck is valid. In addition, the Company will save cash by not having to file a preliminary proxy statement, wait for review by the SEC, and then file a final proxy statement, as would be the case if the shareholders do approve the amendment.

The form of the amendment and restatement of our articles of incorporation is attached to this proxy statement as Appendix A.

The amendment and restatement would entitle our Board to issue additional common and preferred shares in order to provide our Board with increased flexibility to react quickly to changing financial markets and to the demands of new investors in your Company as well as to preserve cash, for example, by issuing non-voting shares to consultants. Our Board also needs to be able to change the bylaws without the uncertainty of seeking shareholder approval, but this change will not limit the ability of our shareholders to amend the bylaws.

As noted above our Board is planning, but for the reasons set forth at the end of this paragraph no final decision has been made as to the amount of preferred shares, issuing preferred shares to certain executive officers (currently, Messrs. Cliche, Germain and Chaouch). These preferred shares would not be preferred as to dividends or upon liquidation, but would contain voting rights in an amount sufficient to permit these executive officers, if they act together, to control the election of members of the Board of Directors. Since the issuance of such preferred shares could affect our ability to use our net operating loss carryforwards under Section 382 of the Internal Revenue Code, what percentage of voting these preferred shares may have if ultimately issued and the timing for the issuance of the preferred shares has not been determined. In addition, the non-Section 382 income tax consequences to the executives and ROI resulting from the issuance of such preferred shares have not been determined.

8

Reasons for the Amendment and Restatement

Our Board adopted the amendment and restatement of our articles of incorporation on September 8, 2015 and believes that our shareholders should approve of the amendment, for the following reasons:

•	Increases flexibility of the Board to react quickly to changing financial markets and to demands of new investors in your Company while permitting your current executives to retain control of ROI
•

Allows: for the conversion of convertible securities

possible future acquisitions by your Company

stock to be used for future investment opportunities

stock dividends or other distributions

issuances pursuant to our 2015 Equity Incentive Plan

•	Permits shareholders to find in one document the then current Articles of Amendment
•	Preserve cash, for example, by issuing non-voting shares to consultants
•	Enables the Board to amend the by-laws, to, for example, set out the authority of each officer of ROI.

Possible Disadvantages of Amendment

Our Board believes that the potential advantages of the amendment and restatement outweigh any possible disadvantages that may result, which include the following:

•	the Board may issue preferred shares that contain voting rights greater than the common shares and currently intends to issue sufficient preferred shares to existing management to elect the Board
•	the Board may issue preferred shares that permit the election of one or more directors without the consent of the common shares
•	dilution of control of existing common shareholders over the Board as a result of the issuance of additional preferred or common shares

The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any additional common shares, other than the issuance of shares, from time to time, in the ordinary course of business to raise additional capital and to fulfill its contractual obligations under its outstanding debentures, options, warrants and other agreements. Except as discussed in the “Overview” above, the Board has no present agreement, arrangement, plan or understanding with respect to the issuance of any of the preferred shares.

No further stockholder approval is required to effect an increase in the common stock available for issuance, to issue any additional shares of common stock or to issue any preferred shares authorized for issuance.

Anti-Takeover Effects of the Increase in Common Shares and Changes to the Preferred Shares

THE OVERALL EFFECT OF THE INCREASE IN COMMON SHARES AND CHANGES TO THE PREFERRED SHARES MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A NEW PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT IF NOT IMPOSSIBLE TO REMOVE INCUMBENT MANAGEMENT.

A possible effect of the increase in common shares and changes to the preferred shares is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional common shares available for issuance or the preferred shares to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of common stock or preferred shares having disparate voting rights. This will particularly be the case if the executive officers are issued the preferred shares currently planned to be issued as discussed in the “Overview” above.

The Board Of Directors Recommends A Vote “For” Approval of the amendment and restatement of our Articles of Incorporation.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), implementing Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), enables our shareholders to vote on a non-binding, advisory basis, to approve the compensation of our named executive officers as shown below. The following advisory resolution has been approved by the Board of Directors and is being submitted to the shareholders for approval:

RESOLVED, that compensation paid to ROI's named executive officers in 2014, as disclosed pursuant to item 402 of Regulation S-K, including without limitation the compensation table, is hereby approved.

Our Board recommends that you vote your shares FOR the above advisory resolution.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

Section 14A(a)(2) of the Exchange Act, implementing Section 951 of the Dodd-Frank Act, enables our shareholders to select, on a non-binding, advisory basis, a preferred frequency with which we are to hold a shareholder vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The following advisory resolution has been approved by the Board of Directors and is being submitted to the shareholders for approval:

RESOLVED, that the preferred frequency with which to hold shareholder advisory votes to approve, on a non-binding, advisory basis, compensation paid to ROI's named executive officers, is three.

Our Board recommends that you vote your shares FOR the above advisory resolution.

PROPOSAL NO. 5

APPROVAL OF ADOPTION OF THE 2015 EQUITY INCENTIVE PLAN

On September 8, 2015, our Board adopted the ROI LAND INVESTMENTS, LTD. 2015 Equity Incentive Plan (the “2015 Plan”), and recommended that the adoption of the 2015 Plan be submitted for approval by our shareholders. The Board adopted the 2015 Plan because it believes that granting options and other stock awards is an important incentive tool for ROI’s employees, officers, directors and consultants.  As a result, the Board adopted the 2015 Plan to provide a means by which employees, officers, directors and consultants of ROI may be given an opportunity to benefit from increases in the value of our Common Stock, and to attract and retain the services of such persons.  All of our employees, officers, directors and consultants are eligible to participate in the 2015 Plan.

Until the shareholders approve the 2015 Plan, we may make awards under the 2015 Plan, as long as the effectiveness of the awards is conditioned upon obtaining such shareholder approval. If shareholders do not approval this proposal, we will not implement the 2015 Plan, and any currently outstanding awards under the 2015 Plan will terminate and be of no further force or effect.

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A summary of the 2015 Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is set forth as Appendix B to this proxy statement.

General

The 2015 Plan provides for awards (collectively, the “Awards”) of (a) stock options, which may be designated as (i) incentive stock options or (ii) non-statutory stock options, (b) stock appreciation rights, or SARs, (c) restricted awards, (d) performance share awards and (e) performance compensation awards.  Incentive stock options granted under the 2015 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Non-statutory stock options granted under the 2015 Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2015 Plan.

Purpose

Our Board adopted the 2015 Plan to provide a means by which selected employees, officers, directors, agents, consultants, advisors and independent consultants of ROI and its affiliates may be given an opportunity to benefit from increases in the value of our Common Stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to ROI’s interests by offering them opportunities to acquire shares of our Common Stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration

Unless it delegates administration to a committee as described below, our Board will administer the 2015 Plan.  Subject to the provisions of the 2015 Plan, the Board has the power to construe and interpret the 2015 Plan, and to determine: (i) the fair value of Common Stock subject to awards issued under the 2015 Plan; (ii) the persons to whom and the dates on which awards will be granted; (iii) what types or combinations of types of awards will be granted; (iv) the number of shares of Common Stock to be subject to each award; (v) the time or times during the term of each award within which all or a portion of such award may be exercised; (vi) the exercise price or purchase price of each award; (vii) the types of consideration permitted to exercise or purchase each award and other terms of the awards; (viii) to determine the target number of the performance shares; and (ix) to designate an award (including a cash bonus) as a performance compensation award and to select the performance criteria that will be used to establish the performance goals.

The Board has the power to delegate administration of the 2015 Plan to a committee composed of one or more directors.  In the discretion of the Board, a committee may consist solely of “outside directors” or “non-employee directors” (as such terms are defined in the 2015 Plan).

Stock Subject to the 2015 Plan

Subject to the provisions of Section 11 of the 2015 Plan relating to adjustments upon changes in our Common Stock, an aggregate of 20,000,000 shares of common stock have been reserved for issuance under the 2015 Plan.

If shares of Common Stock subject to an option or SAR granted under the 2015 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2015 Plan.  If shares of restricted stock awarded under the 2015 Plan are forfeited to ROI or repurchased by ROI, the number of shares forfeited or repurchased shall again be available under the 2015 Plan.  Any shares of Common Stock granted in connection with options and SARs shall be counted against this limit as one (1) share for every one (1) option or SAR awarded. Any shares of Common Stock granted in connection with awards other than options and SARs shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such award.

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Eligibility

Incentive stock options may be granted under the 2015 Plan only to employees of ROI and its affiliates.  Employees, officers, directors, agents, consultants, advisors and independent consultants of ROI and its affiliates are eligible to receive all other types of awards under the 2015 Plan.

No incentive stock option may be granted under the 2015 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of ROI or any affiliate of ROI, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.  In addition, no employee may be granted options under the 2015 Plan exercisable for more than 1,000,000 shares of common stock during any twelve-month period.

Terms of Options and SARs

Options and SARs may be granted under the 2015 Plan pursuant to stock option agreements and stock appreciation rights agreements, respectively. The following is a description of the permissible terms of options and SARs under the 2015 Plan.  Individual grants of options and SARs may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options also may not be less than the fair market value of the common stock on the date of grant. The base value of a SAR may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2015 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of already-owned shares of our Common Stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

In addition, the holder of a SAR is entitled to receive upon exercise of such SAR only shares of our Common Stock at a fair market value equal to the benefit to be received by the exercise.

Vesting

Options granted under the 2015 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Board.  Our Board has the power to accelerate the time as of which an option may vest or be exercised.

Tax Withholding

To the extent provided by the terms of an option or SAR, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option or SAR by a cash payment upon exercise, or in the discretion of our Board, by authorizing ROI to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our Common Stock or by a combination of these means.

Term

The maximum term of options and SARs under the 2015 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.  Options and SARs awarded under the 2015 Plan generally will terminate three months after termination of the participant’s service (12 months in the event of death or disability unless a shorter period is specified in the Award); however, pursuant to the terms of the 2015 Plan, a grantee’s employment shall not be deemed to terminate by reason of such grantee’s transfer from ROI to an affiliate of ROI, or vice versa, or sick leave, military leave or other leave of absence approved by our Board, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by ROI or any of its affiliate is guaranteed either contractually or by statute.

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Restrictions on Transfer

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution.  During the lifetime of the recipient, only the recipient may exercise an option or SAR.  The Board may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards

Restricted stock awards may be granted under the 2015 Plan pursuant to restricted stock purchase or grant agreements.  No awards of restricted stock may be granted under the 2015 Plan after ten (10) years from the Board’s adoption of the 2015 Plan.

Payment

Our Board may issue shares of restricted stock under the 2015 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.  If restricted stock under the 2015 Plan is issued pursuant to a purchase agreement, the purchase price must be paid either in cash at the time of purchase or, at the discretion of our Board, pursuant to any other form of legal consideration acceptable to the Board.

Vesting

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to ROI or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board. In the event a recipient’s employment or service with ROI terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to ROI in accordance with such restricted stock agreement.

Tax Withholding

Our Board may require any recipient of restricted stock to pay to ROI in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the recipient fails to pay the amount demanded, our Board may withhold that amount from other amounts payable by ROI to the recipient, including salary, subject to applicable law.  With the consent of our Board in its sole discretion, a recipient may deliver shares of our common stock to ROI to satisfy this withholding obligation.

Restrictions on Transfer

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Board shall determine in its discretion, so long as shares of Common Stock awarded under the restricted stock agreement remains subject to the terms of the such agreement.

Performance Share and Compensation Awards

Performance share and compensation awards will be issued based upon establishment of performance goals by the Board. The performance goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, sales (including exit gross value on project sales); (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure including raising funds for new projects; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; and (v) development of new projects or business expansion.

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The number of performance shares earned will depend on the extent to which the performance goals are attained. No payout shall be made with respect to any performance share award except upon written certification that the minimum threshold performance goal(s) have been achieved.

Payments in respect of a performance compensation award shall be made only to the extent that: (i) the performance goals are achieved; and (ii) any performance formula as applied against such performance goals determines that all or some portion of such performance compensation award has been earned.

In determining the actual size of an individual performance compensation award, the Board may reduce or eliminate the amount of the performance compensation award if, in its sole judgment, such reduction or elimination is appropriate. The Board shall not have the discretion to (i) grant or provide payment in respect of performance compensation awards if the performance goals have not been attained or (ii) increase a performance compensation award above the maximum amount payable as set forth in the next paragraph.

Maximum Award Payable

The maximum performance compensation award payable to any one participant for a performance period (excluding any options and stock appreciation rights) is 2,000,000 shares of Common Stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof on the first or last day of the performance period to which such award relates. The maximum amount that can be paid in any calendar year to any participant pursuant to a cash bonus award shall be $2,000,000.

Adjustment Provisions

If any change is made to our outstanding shares of Common Stock without ROI’s receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in the capital structure of ROI), appropriate adjustments may be made in the class and maximum number of shares of Common Stock subject to the 2015 Plan and outstanding awards.  In that event, the 2015 Plan will be appropriately adjusted in the class and maximum number of shares of Common Stock subject to the 2015 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

In the event of (i) a liquidation or dissolution of ROI, (ii) a merger or consolidation of ROI with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of ROI, any surviving or acquiring corporation may assume awards outstanding under the 2015 Plan or may substitute similar awards.  Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination

The Board may suspend or terminate the 2015 Plan without shareholder approval or ratification at any time or from time to time.  Unless sooner terminated, the 2015 Plan will terminate ten years from the date of its adoption by the Board, i.e., on September 8, 2025.

The Board may also amend the 2015 Plan at any time, and from time to time.  However, except as provided in Section 7 relating to adjustments upon changes in common stock, no amendment will be effective unless approved by our shareholders to the extent shareholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes.  Our Board may submit any other amendment to the 2015 Plan for shareholder approval if it concludes that shareholder approval is otherwise advisable.

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Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and ROI with respect to participation in the 2015 Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2015 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock.  Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Appreciation Rights or SARs

A recipient receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a recipient exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the recipient and will be allowed as a deduction to us for federal income tax purposes.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of ROI (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from ROI, may cause this limitation to be exceeded in any particular year.

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Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising of “outside directors” (as defined in the 2015 Plan) and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the 2015 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

New Plan Benefits under 2015 Plan

As a result of the Consulting Agreements discussed under the “Executive Management and Compensation” below the table below sets out the currently determinable benefits under the 2015 Plan. No other benefits under the 2015 Plan are currently determinable for executive officers, non-executive directors or non-executive officers.

Name and Position	Dollar Value ($)(1)	Number of Options
Sebastien Cliche, CEO	320,000	1,000,000
Philippe Germain, President	320,000	1,000,000
Dr. Sami Chaouch, Executive Chairman	320,000	1,000,000
(1)	Stock options are valued based on the aggregate fair value of the award on the date of grant and are computed in accordance with FASB ASC Topic 718.

The Board Of Directors Recommends A Vote “For” Approval of the adoption of the 2015 Equity Incentive Plan.

PROPOSAL NO. 6

RATIFICATION OF MANAGEMENT CONSULTING AGREEMENTS

On September 8, 2015, our Board approved, effective as of August 1, 2015, consulting agreements between ROI and each of Messrs. Cliche, Germain and Chaouch, as more fully described below, and recommended that the consulting agreements be submitted for ratification by our shareholders.  The Board approved the consulting agreements because it believes that these three individuals are fundamental to the success of ROI, and these agreements are the best way to retain the services of Messrs. Cliche, Germain and Chaouch while creating strong incentives for them to do well for the shareholders. If shareholders do not approval this proposal, the consulting agreements will terminate and be of no further force or effect and Messrs. Cliche, Germain and Chaouch will be free to terminate their services to ROI.

A summary of the Consulting Agreements is set forth below.  The summary is qualified in its entirety by reference to the full text of the form of Consulting Agreement, a copy of which is set forth as Appendix C to this proxy statement.

Consulting Agreement with Sebastien Cliche

Effective August 1, 2015, we entered into a Consulting Agreement with Sebastien Cliche pursuant to which Mr. Cliche was engaged to serve as ROI’s Chief Executive Officer.  The agreement may be terminated by either party with or without cause, provided that we must provide 90-days’ notice if we terminate the agreement without cause. Under his consulting agreement, Mr. Cliche is entitled to a base monthly salary of $10,000 (increased by $10,000 per month for each of ROI’s projects which are at least 50% funded-currently only one such project-Kitimat (British Columbia) meets that criteria).  Mr. Cliche is guaranteed a cash bonus of $250,000 for the year-ending December 31, 2015, and each year thereafter, so long as the Kitimat project remains at least 50% funded. Additionally, Mr. Cliche was granted non-qualified stock options to purchase up to 1,000,000 shares of the Company’s Class A Common Stock under the Company’s 2015 Equity Incentive Plan, which 1,000,000 shares is equal to 5.0 percent of the total number   of shares which may be issued under the 2015 Stock Incentive Plan. Subsequent grants will be determined by the Board.  The options vest and become exercisable 20% after one year of service and 20% each year thereafter so the options are fully vested in year 5, provided that Mr. Cliche remains in the Company’s continuous service through such vesting dates.  The options are exercisable at an exercise price equal to 110% of the fair market value of the Common Stock as of the date of grant and have a term of 10 years from the date of grant.  In the event the Company terminates Mr. Cliche’s consulting without “cause” (as defined by reference to the 2015 Equity Incentive Plan) the Company has agreed to pay him a lump-sum severance amount equal to (1) three years of base salary, plus (2) the greater of (a) the annual cash bonus for the year of termination and (b) the highest bonus paid in the preceding three years, plus (3) the then value of the car furnished to Mr. Cliche. If Mr. Cliche is terminated by the Company without cause within 36 months after a change in control then Mr. Cliche shall be entitled to receive, in lieu of the foregoing termination payment an amount equal to his average annual compensation during the three years preceding the tax year in which the date of termination occurs, multiplied by two.

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Consulting Agreement with Philippe Germain

Effective August 1, 2015, we entered into a Consulting Agreement with Philippe Germain pursuant to which Mr. Germain was engaged to serve as ROI’s President.  The agreement may be terminated by either party with or without cause, provided that we must provide 90-days’ notice if we terminate the agreement without cause. Under his consulting agreement, Mr. Germain is entitled to a base monthly salary of $10,000 (increased by $10,000 per month for each of ROI’s projects which are at least 50% funded-currently only one such project-Kitimat (British Columbia) meets that criteria).  Mr. Germain is guaranteed a cash bonus of $250,000 for the year-ending December 31, 2015, and each year thereafter, so long as the Kitimat project remains at least 50% funded. Additionally, Mr. Germain was granted non-qualified stock options to purchase up to 1,000,000 shares of the Company’s Class A Common Stock under   the 2015 Equity Incentive Plan, which 1,000,000 shares is equal to 5.0 percent of the total number of shares which may be issued under the 2015 Stock Incentive Plan. Subsequent grants will be determined by the Board.  The options vest and become exercisable 20% after one year of service and 20% each year thereafter so the options are fully vested in year 5, provided that Mr. Germain remains in the Company’s continuous service through such vesting dates.  The options are exercisable at an exercise price equal to 110% of the fair market value of the Common Stock as of the date of grant and have a term of 10 years from the date of grant.  In the event the Company terminates Mr. Germain’s consulting without “cause” (as defined by reference to the 2015 Equity Incentive Plan) the Company has agreed to pay him a lump-sum severance amount equal to (1) three years of base salary, plus (2) the greater of (a) the annual cash bonus for the year of termination and (b) the highest bonus paid in the preceding three years, plus (3) the then value of the car furnished to Mr. Germain. If Mr. Germain is terminated by the Company without cause within 36 months after a change in control then Mr. Germain shall be entitled to receive, in lieu of the foregoing termination payment an amount equal to his average annual compensation during the three years preceding the tax year in which the date of termination occurs, multiplied by two. Mr. Germain was elected to our Board on September 25, 2015.

Consulting Agreement with Dr. Sami Chaouch

Effective August 1, 2015, we entered into a Consulting Agreement with Dr. Sami Chaouch pursuant to which Dr. Chaouch was engaged to serve as ROI’s Executive Chairman.  The agreement may be terminated by either party with or without cause, provided that we must provide 90-days’ notice if we terminate the agreement without cause. Under his consulting agreement, Dr. Chaouch is entitled to a base monthly salary of $10,000 (increased by $10,000 per month for each of ROI’s projects which are at least 50% funded-currently only one such project-Kitimat (British Columbia) meets that criteria).  Dr. Chaouch is guaranteed a cash bonus of $250,000 for the year-ending December 31, 2015, and each year thereafter, so long as the Kitimat project remains at least 50% funded. Additionally, Dr. Chaouch was granted non-qualified stock options to purchase up to 1,000,000 shares of the Company’s Class A   Common Stock under the 2015 Equity Incentive Plan, which 1,000,000 shares is equal to 5.0 percent of the total number of shares which may be issued under the 2015 Stock Incentive Plan. Subsequent grants will be determined by the Board.  The options vest and become exercisable 20% after one year of service and 20% each year thereafter so the options are fully vested in year 5, provided that Dr. Chaouch remains in the Company’s continuous service through such vesting dates.  The options are exercisable at an exercise price equal to 110% of the fair market value of the Common Stock as of the date of grant and have a term of 10 years from the date of grant.  In the event the Company terminates Dr. Chaouch’s consulting without “cause” (as defined by reference to the 2015 Equity Incentive Plan) the Company has agreed to pay him a lump-sum severance amount equal to (1) three years of base salary, plus (2) the greater of (a) the annual cash bonus for the year of termination and (b) the highest bonus paid in the preceding three years, plus (3) the then value of the car furnished to Dr. Chaouch. If Dr. Chaouch is terminated by the Company without cause within 36 months after a change in control then Dr. Chaouch shall be entitled to receive, in lieu of the foregoing termination payment an amount equal to his average annual compensation during the three years preceding the tax year in which the date of termination occurs, multiplied by two.

Our Board recommends a vote FOR the ratification of the Consulting Agreements between ROI and Messrs. Cliche, Germain and Chaouch.

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RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Marcum LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015.  Marcum LLP served as our independent registered public accounting firm for the audit of our consolidated financial statements for the year ended December 31, 2014.  See “Principal Accountant Fees and Services” on page 24. Representatives of Marcum LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, make a statement.

Our Board recommends a vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2015.

If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of September 28, 2015, concerning beneficial ownership by:

•	Holders of more than 5% of our common stock;
•	ROI directors and nominees and each of the executive officers named below in the Summary Compensation Table; and
•	Current directors and ROI executive officers as a group.

The information provided in the table is based on ROI’s records, information filed with the SEC and information provided to ROI, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire within 60 days after September 28, 2015 through the exercise of any stock option or other right.  Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table, and the address of each shareholder is c/o ROI LAND INVESTMENTS, LTD., 825 Lebourgneuf Blvd, Suite 315, Quebec, Quebec G2J 0B9.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock
Dr. Sami Chaouch (1)	100,000		*

Sebastien Cliche (2)	1,500,000		3.48

Philippe Germain (3)	1,500,000		3.48

Marc-Andre Levesque (4)	350,000	(5)	-

All directors and executive officers as a group (4 persons)	3,450,000		7.00

_____________________

* Less than 1.0%.

(1)	Executive Chairman of the Board of Directors , Interim Chief Financial Officer
(2)	Director and Chief Executive Officer
(3)	Director and President
(4)	Chief Operating Officer
(5)	Option to purchase 350,000 shares at $0.35 per share, exercisable until October 1, 2016.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities.  We believe that, during 2015, our directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon our examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% shareholders.

TRANSACTIONS WITH RELATED PERSONS

On March 24, 2014, the Company’s wholly-owned subsidiary, ROI DEV, executed a Definitive Agreement for the purchase of land from 9284-0784 Québec Inc. The land consists of 1,971,000 square feet in suburban Quebec and is known as the “Beauport Project”. Per the terms of the Agreement, the total cost of the purchase was $5,085,210 (CAD 5,913,723), of which $257,970 (CAD 300,000) was tendered upon execution as a firm initial deposit, with the remaining balance of $4,827,240 (CAD 5,613,723) was to be paid on or before June 1, 2014. As the balances were not paid by June 1, 2014, the Company and 9284-0784 Quebec Inc. agreed to extend the due date and the Company paid additional deposits totaling $730,915 (CAD 850,000) and fees to extend the payment date of the transaction of $201,827 (CAD 234,709), which have been capitalized as part of the cost of the project. The Company’s CEO, Sebastien Cliche, owns 16.67% of 9284-0784 Quebec Inc.

On May 14, 2014, the Company issued 1,500,000 shares to its CEO, Sebastien Cliche. The shares were valued at $0.35 each based on historical sales of the Company’s restricted common stock to investors.

On May 14, 2014, the Company issued 1,500,000 shares to its President, Philippe Germain. The shares were valued at $0.35 each based on historical sales of the Company’s restricted common stock to investors.

During the six months ended June 30, 2014, the Company paid $85,281, to Acadian Advisory (“Acadian”) for professional fees. Philippe Germain, the Company’s President, is a majority shareholder of Acadian Advisory.

On July 24, 2014, the Company issued 1,000,000 shares as a severance payment to its former director, Patrick Bragoli. The shares were valued at $0.35 each based on historical sales of the Company’s restricted common stock to investors.

On December 3, 2014, the Company issued 100,000 shares to its Director, Dr. Sami Chaouch (Dr. Chaouch is now Executive Chairman of the Board ). The shares were valued at $0.35 each based on historical sales of the Company’s restricted common stock to investors.

During the six months ended June 30, 2015, the Company paid $130,902, to Acadian Advisory for professional fees. Additionally, the Company paid Acadian Advisory $34,969 and is obligated to issue 169,011 shares of its common stock valued at $126,758 of issuance costs on the Company’s bond and equity raising efforts. Philippe Germain, the Company’s President, is a majority shareholder of Acadian Advisory.

On July 13, 2015, the Company entered into a loan agreement with LMM Group LTD. and received $150,000. The note is unsecured, bears interest at 8% per annum and is due October 11, 2015. Philippe Germain, the Company’s President, is the sole shareholder of LMM Group LTD.

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EXECUTIVE MANAGEMENT AND COMPENSATION

Executive Officers

As of September 28, 2015, our only executive officers are Sebastien Cliche, who serves as our Chief Executive Officer, Philippe Germain, who serves as our President, Marc-Andre Levesque, who serves as our Chief Operating Officer, and Dr. Sami B. Chaouch, who serves as our Executive Chairman and Interim Chief Financial Officer.

The biographies of Messrs. Cliche and Germain and Dr. Sami B. Chaouch may be found under Proposal No. 1 above.

Marc-Andre Levesque

Mr. Levesque, age 55, was appointed Chief Operating Officer on September 1, 2014. He has acquired a solid expertise in real estate development and has more than 17 years of experience in land acquisition, in conceptual design of residential, commercial and industrial projects in Canada and in many countries. Renown for his knowledge in sustainable development, he developed some skills in creating innovative projects such as TOD’s and renewable energy communities.

Summary of Cash and Other Compensation.

The following table sets forth compensation for services rendered in all capacities to ROI for each person who served as an executive officer during the fiscal year ended December 31, 2014 (the “Named Executive Officers”). No other executive officer of ROI received salary and bonus, which exceeded $100,000 in the aggregate during the fiscal year, ended December 31, 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Stock Award Compensation ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Sebastien Cliche, Chief Executive Officer	2014	–	525,000	–	86,983	611,983
	2013	–	–	–	–	–

Philippe Germain, President	2014	–	525,000	–	45,500	570,500
	2013	–	–	–	–	–

Marc-Andre Levesque	2014	–	–	4,439	15,000	19,439
	2013	–	–		–	–

(1)	Stock awards and options are valued based on the aggregate fair value of the award on the date of grant and are computed in accordance with FASC ASC Topic 718.
(2)	Other compensation represents consulting payments made to officer.

Consulting Agreements

For a description of the Consulting Agreements between ROI and Messrs. Cliche, Germain and Chaouch, we refer you to Proposal 6 above.

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PRINCIPAL AUDITOR FEES AND SERVICES

The Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2015. Representatives of Marcum LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

For the year ended December 31, 2013, we engaged the firm of Weinberg & Baer LLC. On March 5, 2015, the Company dismissed Weinberg & Baer LLC and engaged Marcum LLP, Certified Public Accountants as its independent registered public accounting firm as of and for the year ended December 31, 2014. The change in independent registered public accounting firm was not the result of any disagreement with Weinberg & Baer LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Prior to its engagement as our independent auditors, Marcum LLP, Certified Public Accountants, had not been consulted by us either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered our financial statements or on any other matter that was the subject of any prior disagreement between us and our previous certifying accountants.

Fees Incurred by ROI LAND INVESTMENTS, LTD. for Marcum LLP (and Weinberg & Baer LLC)

The following table shows the fees incurred by us for audit and other services provided by Marcum, LLP for 2014 (Weinberg & Baer LLC served as the Company’s auditors for 2013 and payments shown for 2013 were made to Weinberg & Baer LLC).

	2014	2013
Audit Fees (1)	$128,500	$9,400
Audit-Related Fees
All Other Fees
Tax Fees
Total	$128,500	$9,400

___________________

(1)

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. The audit fee for 2014 includes $4,500 paid to Weinberg & Baer LLC for services prior to March 5, 2015.

All services rendered by Marcum LLP were pre-approved by the Board.  The Board has adopted a pre-approval policy that provides for the pre-approval of all services to be performed for us by Marcum LLP.  Pursuant to this policy, the Board delegated such authority to the Chief Financial Officer.  All pre-approval decisions must be reported to the Board at its next meeting.

ADDITIONAL INFORMATION

SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014, OTHER THAN EXHIBITS TO SUCH REPORT, UPON WRITTEN OR ORAL REQUEST TO ROI LAND INVESTMENTS, LTD., 825 LEBOURGNEUF BLVD, SUITE 315, QUEBEC, QUEBEC G2J 0B9, TELEPHONE (418) 781-2954, ATTENTION: CORPORATE SECRETARY.  WE WILL ALSO FURNISH TO SUCH PERSONS A COPY OF ANY EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K FOR A FEE OF $0.20 PER PAGE, PAYABLE IN ADVANCE.  THIS FEE COVERS ONLY OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

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APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ROI LAND INVESTMENTS, LTD.

Pursuant to Sections 78.385, 78.390 and 78.403 of the Nevada Revised Statutes

ROI Land Investments, Ltd., a Nevada corporation (the “Corporation”), hereby certifies as follows:

A.	The date of the filing of the Corporation’s original Articles of Incorporation, which were filed under its prior name of “Conex MD Inc.” is December 13, 2007, and they were amended on September 17, 2013.

B.	Pursuant to Sections 78.385, 78.390 and 78.403 of the Nevada Revised Statutes (“NRS”), these Amended and Restated Articles of Incorporation restates and amends the provisions of the Corporation’s Articles of Incorporation, as amended.

C.	These Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the Corporation.

D.	These Amended and Restated Articles of Incorporation have been duly approved by the stockholders of the Corporation in accordance with Section 78.390 of the NRS.

E.	These Amended and Restated Articles of Incorporation shall be effective immediately upon its filing with the Nevada Secretary of State.

F.	Therefore, the Corporation’s Articles of Incorporation, as amended, are hereby further amended and restated to read as follows:

ARTICLE 1.	Name of Corporation:	ROI Land Investments, Ltd.
ARTICLE 2.	Resident Agent:	EastBiz.com, Inc.
5348 Vegas Drive
Las Vegas, Nevada 89108

ARTICLE 3.	Shares:	250,000,000 shares of capital stock authorized, comprised of:
50,000,000 Preferred Stock, $0.0001 Par Value
160,000,000 Series A Common Stock, $0.0001 Par Value
40,000,000 Series B Common Stock, $0.0001 Par Value

The rights, privileges and features of the series of Common Stock shall be identical in every respect, except that the Series A Common Stock shall be entitled to vote on any matter for which common stock may vote under Nevada law and these Articles; whereas Series B Common Stock shall have no voting rights.

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The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f) Such voting powers, if any, as the Board of Directors of the Corporation, in its sole discretion, shall decide; and

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the

Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

ARTICLE 4. Board of Directors

(a) Number of Directors. The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

(b) Vacancies. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

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ARTICLE 5. Acquisition of Controlling Interest

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

ARTICLE 6. Combinations with Interest Stockholders

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

ARTICLE 7. Liability

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

(a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE 8. Indemnification

(a) Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation) against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b) Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article 8, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Article 8 are not exclusive of any other rights that an Indemnitee may have or may acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

(d) Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity

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.

(e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

ARTICLE 9. Objects.

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

ARTICLE 10. By-Law Amendments. The Board of Directors may adopt, alter, amend or repeal the By-Laws in a meeting called for that purpose (or a unanimous consent in lieu thereof). The stockholders also may adopt, alter, amend or repeal the By-Laws in a meeting called for that purpose.

ARTICLE 11. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Resident Agent for the above-named corporation:

/s/ Sherry Williams-Lamb                  Date: December 12, 2007

Authorized Signature on behalf of Registered Agent Company

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation have been executed by a duly authorized officer of this corporation on this ___ day of ____________, 2015.

ROI LAND INVESTMENTS, LTD.

By:

Philippe Germain, President

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APPENDIX B

ROI LAND INVESTMENTS, LTD. 2015 EQUITY INCENTIVE PLAN

1.     Purpose; Eligibility.

1.1      General Purpose. The name of this plan is the ROI Land Investments, LTD. 2015 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable ROI Land Investments, LTD., a Nevada corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants (including key independent contractors), and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2      Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3      Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.     Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

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"Cause" means:

With respect to any Employee or Consultant:(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director's appointment (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

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"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the Company’s Series A common stock, $0.0001 par value per share (the “A Common Stock”) and the Company’s Series B common stock, $0.0001 par value per share (the “B Common Stock” and collectively with the A Common Stock, the “Common Stock”), or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof. Common Stock available for distribution under the Plan shall be authorized but unissued shares, treasury shares, of shares reacquired by the Company for any reason.

"Company" means ROI Land Investments, LTD., a Nevada corporation, and any successor thereto.

"Consultant" means any individual who is engaged as an independent contractor by the Company or any Affiliate to render consulting or advisory services.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

"Covered Employee" has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 7.2 hereof.

"Director" means a member of the Board.

"Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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"Disqualifying Disposition" has the meaning set forth in Section 14.12.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Free Standing Rights" has the meaning set forth in Section 7.1(a).

"Good Reason" means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

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"Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

"Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, sales (including exit gross value on project sales); (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure including raising funds for new projects; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; and (v) development of new projects or business expansion.

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Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:  (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.

"Performance Period" means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

"Performance Share Award" means any Award granted pursuant to Section 7.3 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

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"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Plan" means this ROI Land Investments, LTD. 2015 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.1(a).

"Restricted Award" means any Award granted pursuant to Section 7.2(a).

"Restricted Period" has the meaning set forth in Section 7.2(a).

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

3.1      Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)     to construe and interpret the Plan and apply its provisions;

(b)     to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)     to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

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(d)     to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or "insiders" within the meaning of Section 16 of the Exchange Act;

(e)     to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)      from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)     to determine the number of shares of Common Stock to be made subject to each Award;

(h)     to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)      to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)      to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)     to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)      to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(m)    to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(n)     to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)     to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)     to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2      Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

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3.3      Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4      Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5      Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.     Shares Subject to the Plan.

4.1      Subject to adjustment in accordance with Section 11, a total of 20,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than 2,000,000 shares of Common Stock may be granted as Incentive Stock Options. Additionally, a Non-Employee Director may not be granted Awards covering more than 50,000 shares of Common Stock in any year. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2      Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3      Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 2,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 2,000,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

4.4      Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.     Eligibility.

5.1      Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2      Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

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6.     Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1      Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2      Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3      Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4      Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5      Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6      Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7      Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8      Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9      Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10   Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.11   Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12   Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.     Provisions of Awards Other Than Options.

7.1      Stock Appreciation Rights.

(a)     General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

(b)     Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)     Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)     Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

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(e)     Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)      Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)     Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2      Restricted Awards.

(a)     General

A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b)     Restricted Stock and Restricted Stock Units

(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends;

(ii)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock).

(c)     Restrictions

(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)	Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

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(iii)	The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)     Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)     Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit"); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)      Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3      Performance Share Awards.

(a)     Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

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(b)     Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4      Performance Compensation Awards.

(a)     General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

(b)     Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)     Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

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(d)     Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification

Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion

In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)	Timing of Award Payments

Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the calendar year during which the Performance Period is completed.

(vi)	Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 2,000,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $2,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

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8.     Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.  Miscellaneous.

10.1   Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2   Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3   No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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10.4   Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5   Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.  Adjustments upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.  Effect of Change in Control.

12.1   Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)     In the event of a Participant's termination of Continuous Service without Cause or for Good Reason during the18-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant's termination of Continuous Service.

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(b)     With respect to Performance Compensation Awards, in the event of a Participant's termination of Continuous Service without Cause or for Good Reason, in either case, within 18 months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant's termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2   In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.  Amendment of the Plan and Awards.

13.1   Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2   Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3   Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4   No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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13.5   Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.  General Provisions.

14.1   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2   Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3   Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4   Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5   Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6   Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7   Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8   Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

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14.9   No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10               Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11               Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12               Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13               Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14               Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's federal income tax deduction for compensation paid pursuant to any such Award.

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14.15               Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.16               Expenses. The costs of administering the Plan shall be paid by the Company.

14.17               Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18               Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19               Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.  Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.  Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of its Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of "Performance Goal" and "Performance Criteria" to the Company's shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17.  Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of ROI Land Investments, LTD. on the Effective Date: September 1, 2015

As approved by the shareholders of ROI Land Investments, LTD. on [DATE].

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APPENDIX C

FORM OF CONSULTING AGREEMENT

THIS AGREEMENT, is made by and between ROI Land Investments, LTD., a Nevada Corporation (the “Company”) and [Name of Individual] (“Executive”), residing at [Address of Individual], effective as of August 1, 2015.

INTRODUCTION:

The Executive has been offered the position of [Position with ROI] of the Company, and the Company and Executive are desirous of setting forth and confirming herein the principal terms and conditions of this engagement. The Executive has not previously been an employee of the Company and will not be an employee upon implementation of this Agreement. He is and will continue to be an independent contractor expected to devote approximately one-third of his working time to the Company pursuant to this Agreement.

In consideration of the Company’s commitment to engage Executive during the term of this Agreement in a position of trust, confidence and responsibility with respect to the business of the Company, and Executive’s commitment to provide services to the Company, the Company and the Executive are willing to agree to the provisions and covenants included in this Agreement. Certain capitalized terms in this Agreement not otherwise defined in the Agreement have the definitions assigned to them in Schedule B, the ROI Land Investments, LTD. 2015 Equity Incentive Plan, which is set forth in Schedule B to this Agreement and is incorporated in the Agreement by this reference.

1.               Engagement and Duties.

Subject to the terms and conditions of this Agreement, the Company agrees to engage Executive, and Executive agrees to be engaged by the Company. Executive will have the duties as are assigned to him by the Company as set forth in Exhibit A attached to this Agreement which is incorporated into this Agreement by this reference. Executive will perform the duties in a conscientious, reasonable and competent manner and will devote his best efforts to this engagement by the Company. Except as otherwise agreed, Executive will devote approximately one-third of his business time and attention to the performance of service for the Company. A material diminution in the scope of the Executive’s duties or a requirement by the Company that Executive relocate outside the Montreal, Quebec, area to perform such duties will constitute a termination without Cause (as defined in Schedule B) unless Executive agrees to such relocation in his sole discretion. Executive will not be precluded or prohibited from owning passive investments, excluding investments in the securities of businesses competitive with the business of the Company, so long as his ownership does not diminish the ability of the Executive to devote approximately one-third of his business time to his duties under this Agreement.

2.               Access to Company Confidential Information and Trade Secrets.

In reliance on Executive’s promises in this Agreement, the Company will provide Executive with the access to valuable Confidential Information and Trade Secrets of the Company as Executive needs in the performance of Executive’s duties under this Agreement. For purposes of this Agreement, the following definitions apply:

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a.     “Confidential Information” means information related to the business of the Company that is not generally known in the trade or industry and that Executive learns during the period of his engagement by the Company, and includes but is not limited to business strategies and plans, specifications, know-how, research and development programs, marketing programs, training programs, sales and other business methods, customer lists, customer usages and requirements, customer purchase histories, computer programs and other confidential technical or business information or data.

b.     “Trade Secret” means information of the Company, including a formula, pattern, compilation, program, device, method, technique or process, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and that is the subject of efforts to maintain its secrecy that are reasonable under the circumstances.

3.               Compensation.

The Company will pay and provide to Executive as compensation for performance of Executive’s duties under this Agreement the base salary, bonus, and other benefits set forth in Schedule A. Except as otherwise provided in this Agreement, such payments will be made and such benefits provided in accordance with the policies and practices adopted by the Company from time to time. Executive will be responsible for any taxes due and payable with respect to payment to him of all compensation paid pursuant to this Agreement from any source and all imputed income arising from the Company’s provision of fringe and other benefits to Executive. Any compensation pursuant to this Agreement that is intended to be performance-based within the meaning of Internal Revenue Code Section 162(m) and any such compensation that is subject to or may be subject to Internal Revenue Code Section 409A is subject to the applicable terms and conditions of Schedule B.

4.               No Conflict with Other Agreements.

Executive represents and warrants to the Company that Executive is not a party to any agreement containing a noncompetition provision or other restriction with respect to (a) the nature of any services or business which Executive is entitled to perform or conduct for the Company or (b) the disclosure or use of any information which directly or indirectly relates to the nature of the business of the Company or the services to be rendered by Executive to the Company. Executive further certifies that he has not disclosed or used, and will not disclose or use, during Executive’s engagement by the Company any confidential information which Executive acquired as a result of any previous engagement or under a contractual obligation of confidentiality before Executive’s engagement by the Company.

5.               Nondisclosure.

Acknowledging that the Executive will, during the course of Executive’s engagement with the Company, receive and have access to Confidential Information regarding the business and affairs of the Company or its affiliates, the Executive will hold in strict confidence, and will not disclose or divulge to others, either during the term of this Agreement or following its termination, any information, whether or not in written or printed form and any things embodying such information, supplied, made available to, or acquired or obtained by the Executive regarding or relating to the design, development, marketing, delivery, pricing and administration of the services of the Company and those of the Company’s parent company, if any may exist from time to time, and their affiliates, the pricing, credit and general sales policies of those entities, any Trade Secrets of the Company, its parent or their affiliates or any other information pertinent to the operations of those entities. However, this Section may not be interpreted nor utilized to prohibit the Executive from engaging in competition with the Company. In addition, the Executive acknowledges that the Company, its parent, and their affiliates (if any) are and may be in the future subject to duties to third parties to maintain information in confidence and secrecy. By executing this Agreement, the Executive consents to be bound by any such duty owed by the Company, its parent, or their affiliates. The Executive further acknowledges that in addition to the foregoing agreements, the Executive is subject to an obligation of loyalty to the Company and a duty to protect the Company’s Trade Secrets, the breach of which duty may constitute a criminal offense.

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6.               Inventive Ideas.

The Executive will promptly disclose to the Company all ideas, concepts, and suggestions (including articles, processes, designs or new and useful improvements thereof, or novel or inventive ideas which, upon sufficient development, may become in whole or in part such inventions or designs) which have been or may be conceived, originated, developed, or reduced to practice by the Executive, whether solely or jointly with others and whether or not during regular working hours, during the term of Executive’s engagement with the Company relating to the business which is now or may in the future be carried on by the Company, its parent, and their affiliates. Ideas first reduced to practice, disclosed to others, or fixed in a tangible medium within one (1) year after termination of the Executive’s engagement with the Company, will be treated as if conceived during such engagement unless the Executive can establish specific events giving rise to the conception which occurred after such engagement. All inventive ideas will be the sole property of the Company, and the Executive will promptly disclose and assign to the Company all of the Executive’s rights, title and interest in and to inventive ideas. In the event that any inventive ideas will be deemed by the Company to be of a patentable nature or to contain material subject to copyright protection, the Executive, whether or not then engaged by the Company, will assist the Company or its nominee to obtain, maintain, and enforce copyrights or patents (including extensions, renewals, continuations, reissues, and reexaminations thereof) for said inventive ideas in the United States of America and in any and all foreign countries, and will supply evidence, give testimony, sign and execute all papers, and do all other legal and proper things which the Company or its nominees may deem necessary for obtaining, maintaining, renewing, and enforcing its copyrights or patents for said inventive ideas and for vesting in the Company or its nominee full title thereto, all at the expense of the Company. To the extent any inventive ideas are copyrightable, all such ideas will be considered to be works made for hire.

7.               Return of Property.

In the event of termination, the Executive will deliver to the Company the original and all copies of all documents, records and property of any nature whatsoever which are in the Executive’s possession or control and which are the property of the Company or which relate to the business activities, facilities, or customers of the Company, including any records, documents or property created by the Executive in said capacity. The Executive agrees to attend an exit interview upon termination of engagement with the Company to ensure that the terms of this Agreement are complied with.

8.               Disclosure to Prospective Employers.

For the period of one (1) year immediately following the end of Executive’s engagement by the Company, Executive will inform each new client or employer (“Service Recipient”), prior to accepting engagement or employment, of the existence of this Agreement and provide that Service Recipient with a copy of it. In addition, Executive hereby authorizes the Company to forward a copy of this Agreement to any actual or prospective new Service Provider.

9.               Enforcement of Sections 5 through 9.

Recognizing that compliance with the provisions of Sections 5 through 9 of this Agreement is necessary to protect the goodwill and other proprietary interests of the Company, and that breach of the Executive’s agreements thereunder will result in irreparable and continuing damages to the Company for which there will be no adequate remedy at law, Executive hereby agrees that, in the event of any breach of such agreements, the Company will be entitled to injunctive relief and such other and further relief, including damages, as may be proper.

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10.            Term and Termination.

(a) This Agreement will commence as of August 1, 2015, and thereafter will continue until Executive’s engagement with the Company is terminated by either party, with or without Cause. If the Company terminates Executive’s engagement, Executive will be entitled to a minimum of 90-days’ notice and to the severance payments as provided in Schedule A; provided that no notice will be required and no severance benefits will be payable, or any severance benefits that have commenced will cease, if Executive is terminated by the Company for Cause. Cause is defined in Schedule B.

(b) All obligations under Section 5 through 9 hereof will survive the termination of Executive’s engagement and/or this Agreement.

(c) This Agreement will terminate automatically in the event of the Executive’s death, mental incapacity or Disability. In the event of any such termination, the Executive’s rights to compensation and benefits hereunder will cease with the compensation and benefits as accrued through the end of the month in which such termination occurs.

(d) Notwithstanding any other agreement, handbook or written or oral statements made by the Company or any of its agents or representatives, Executive’s engagement by the Company is subject to termination at any time by either party with or without Cause and with or without notice, subject only to the severance provisions described in this Section 10. No oral or written statement will be deemed to amend this provision unless the oral or written statement or agreement makes specific reference to this provision.

11.            Assignability.

This Agreement will inure to the benefit of and will be binding on and enforceable by the Company, its successors, subsidiaries, affiliated and parent corporations and its and their assigns and will be binding upon the Executive and Executive’s heirs, assigns and legal representatives. Executive’s rights and compensation hereunder will not be affected in any way by any change of control of the Company or sale of any the Company’s businesses or assets.

12.            Modifications.

This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof, supersedes all prior negotiations, undertakings, agreements and arrangements, oral or written, with respect thereto, and may be modified only by written agreement signed by both parties, provided that informal adjustments may be made in the Executive’s compensation on a mutually agreeable basis without affecting the other provisions hereof.

13.            Severability and Governing Law.

If any one or more of the provisions on this Agreement will be held invalid or unenforceable, the validity and enforceability of all other provisions of this Agreement will not be affected thereby. The validity, construction and effect of this Agreement will be governed by the internal laws of the State of Nevada to the extent not preempted by federal law.

[EXECUTION PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed this day of August, 2015.

ROI LAND INVESTMENTS, LTD.

By ___________________________________

[Name and Title of Signatory]

EXECUTIVE

By ___________________________________

[Name of Executive]

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SCHEDULE A: [Name and Title of Executive]

1.	POSITION—[Executive Position of Executive] of ROI Land Investments, LTD., reporting to its Board of Directors, with powers and duties consistent with such position.

2.	LOCATION—[Current Residence of Executive].

3.	BASE COMPENSATION—Effective commencing August 1, 2015, the Company will pay you base compensation of $10,000 USD/month. Payments shall continue during the term of this Agreement until changed or revised by the Board of Directors or the Compensation Committee.

4.	Project Compensation--Beginning on the later of the Project’s commencement date or August 1, 2015, the Company will pay you an additional $10,000 USD/month for each project (“Project”) that is at least 50 percent funded (a “Funded Project”) at all times during the month for which the payment is made. This payment will be charged to each Funded Project on a monthly basis. A Project commences on the date of the acquisition of the Project real estate. Whether a Project is a Funded Project will be determined by the Board of Directors or its delegate specifically designated by the Board of Directors by name(s) or office(s). Funded status means at least 50 percent funded for the relevant time period or on the applicable date as may be applicable under this Schedule A. Each determination of funded status is in the sole discretion of the Board of Directors or its delegate and will be final and conclusive for all purposes of this Agreement. Funded Project payments will continue during the term of this Agreement until changed or revised by the Board of Directors or the Compensation Committee. As of the execution of this Agreement the Company’s Projects are as follows:

PROJECT NAME	COMMENCEMENT DATE OF PROJECT
Beauport (Quebec)	January 1, 2015
Kitimat (British Columbia)	January 1, 2015
Colorado (Colorado)	June 6, 2015
Dubai (Dubai)	(Est) October 2015
Houston (Texas)	(Est) November – December 2015

The above table will be maintained and kept current by the Chief Financial Officer or his delegate. Funded Project payments stop at the Project’s completion date. A Project’s completion date for purposes of this Schedule A is the last day of the month in which occurs the Project’s disposition or termination date, as determined by the Chief Financial Officer or his delegate.

5.	MOBILITY TOOLS—Company will provide Executive with a laptop computer; high capability tablet; or home PC, as determined by the Executive; mobile phone, and separate fax and home office phone lines.

6.	AUTO—Executive will be entitled to a Company car equal to BMW 5 Series (or equivalent allowance). The Company will pay for insurance and operating expenses (except fuel). Executive will be reimbursed for business mileage in accordance with maximum governmental allowable amounts in place from time to time.

7.	HEALTH, DENTAL, DEATH BENEFIT, LONG-TERM DISABILITY, TRAVEL AND ACCIDENT, AND RETIREMENT—Coverage by these plans or programs, if any, is to be provided in accordance with the Company plans and programs in effect from time to time for consultants, generally, with appropriate adjustments for executive level consultants if applicable. A term insurance death benefit of up to $5 million (USD) shall be paid for by the Company, recognizing that some or all of a portion of the insurance premium or reimbursement of the insurance premium may be taxable income to the Executive under applicable rules and regulations.

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8.	VACATION—6 weeks per year.

9.	RELOCATION BENEFIT--In the event Executive agrees to a relocation at the request of the Company, in the sole discretion of the Executive, Company shall provide usual and customary executive relocation benefits, including travel expense reimbursement of expenses to arrange for permanent and temporary housing; temporary housing expenses; moving and related relocation costs; and other reasonable expenses associated with the relocation.

10.	SEVERANCE—Severance shall be paid in a lump sum payment to the Executive in an amount equal to (i) Executive’s 36 months’ Base Compensation, plus (ii) the greater of (A) the Annual Cash Bonus payable to Executive for the fiscal year calculated as of the date of termination (it being understood that the results of operations for the fiscal year through the date of termination shall be annualized and the percentage applicable to such annualized amount as of the date of termination shall be used for the computation of such Annual Cash Bonus), or (B) Executive’s highest Annual Cash Bonus in the last three completed years prior to the date of termination, plus (iii) the value of the Executive’s car. Notwithstanding anything to the contrary in this Agreement, to the extent required to avoid accelerated taxation and tax penalties under Internal Revenue Code Section 409A, amounts that otherwise would be payable and benefits that would otherwise be provided pursuant to the Agreement during the six month period immediately following the Executive’s separation from Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Executive’s separation from Continuous Service (or the Executive’s death, if earlier).

11.	CHANGE IN CONTROL PAYMENT (DOUBLE TRIGGER)—If the Company terminates Executive, other than for Cause, within 36 months of a Change in Control, then in lieu of any further salary or severance payments (under Section 9) to Executive, the Company will pay as severance to Executive an amount equal to: (i) the average aggregate annual compensation paid to Executive by the Company and included in his gross income for federal tax purposes during the three (3) years preceding the taxable year in which the date of termination occurs, multiplied by two (2). Notwithstanding anything to the contrary in this Agreement, to the extent required to avoid accelerated taxation and tax penalties under Internal Revenue Code Section 409A, amounts that otherwise would be payable and benefits that would otherwise be provided pursuant to the Agreement during the six month period immediately following the Executive’s separation from Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Executive’s separation from Continuous Service (or the Executive’s death, if earlier). Change in Control is defined in Schedule B.

12.	ANNUAL CASH BONUS PROGRAM

The Executive is awarded an Annual Cash Bonus Award of $250,000 (USD) for each calendar year during which the Kitimat Project is a Funded Project on the last day of the calendar year for which the bonus is earned, until changed by the Board of Directors or the Compensation Committee. Payment shall be made in arrears on a date that is not later than March 1 of the calendar year following the year for which the bonus is earned. If the Executive incurs a separation from service with the Company for a reason other than Cause during a calendar year the Executive shall be paid the Annual Cash Bonus Award for such year provided that the Kitimat Project was a Funded Project as of the end of the calendar year in which such separation from service occurred. This bonus is earned as of the last day of each calendar year and will be paid on the applicable payment date whether or not the Executive remains in Continuous Service on that date.

13.	ANNUAL SHARE BONUS PROGRAM

No Award is made under this Program.

14.	STOCK OPTION AWARDS PROGRAM

The Executive is awarded Options on 1,000,000 Shares of Class A Common Stock at an Option Exercise Price of 110 percent of Fair Market Value per Share of such Shares on the Option Grant Date, which will be not later than 30 days after the authorization of the Option Grant by the Board of Directors of the Company and, in subsequent years, such date as is determined by the Board of Directors or the Compensation Committee, until changed by the Board of Directors or the Compensation Committee. All of such Options shall be Non-qualified Stock Options while Executive is a Consultant. Such Options shall be granted on the date the Award is finalized as required by Code Section 409A. Twenty percent shall be vested one year following the Date of Grant and the remainder shall vest pro rata yearly over the next five years, resulting in full vesting after five years from the Date of Grant.

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SCHEDULE B

ROI LAND INVESTMENTS, LTD. 2015 INCENTIVE EQUITY PLAN

This is a separate document.

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ROI LAND INVESTMENTS, LTD.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 2, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Ghalia Lahlou and Louise Gagnier and each of them, as the attorneys, agents and proxies of the undersigned, with full power of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of ROI LAND INVESTMENTS, LTD. to be held at 999 Boulevard de Maisonneuve West, Montreal, Quebec, Quebec H3A3LA, on November 2, 2015, at 10:00 A.M., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, “FOR” THE NON-BINDING, ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, “FOR” THE ADVISORY APPROVAL ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, “FOR” THE ADOPTION OF THE 2015 EQUITY INCENTIVE PLAN, “FOR” RATIFICATION OF THE CONSULTING AGREEMENTS BETWEEN THE COMPANY AND MESSRS. CLICHE, GERMAIN AND CHAOUCH AND “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, “FOR” THE NON-BINDING, ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, “FOR” THE ADVISORY APPROVAL ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, “FOR” THE ADOPTION OF THE 2015 EQUITY INCENTIVE PLAN, “FOR” RATIFICATION OF THE CONSULTING AGREEMENTS BETWEEN THE COMPANY AND MESSRS. CLICHE, GERMAIN AND CHAOUCH AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except to withhold authority to vote for any individual nominee or nominees, strike a line through the name(s) of the nominee(s) below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Director Nominee Name

APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

APPROVE THE ADOPTION OF THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION.

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

APPROVE THE ADOPTION OF THE ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

APPROVE THE ADOPTION OF THE 2015 EQUITY INCENTIVE PLAN.

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

RATIFICATION OF THE CONSULTING AGREEMENTS BETWEEN ROI INTERNATIONAL, INC. AND SEBASTIEN CLICHE, PHILIPPE GERMAIN AND DR. SAMI CHAOUCH.

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ROI INTERNATIONAL, INC. FOR THE YEAR ENDING DECEMBER 31, 2015.

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

☐ OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors, at present, knows of no other business to be presented by or on behalf of ROI LAND INVESTMENTS, LTD. or the Board of Directors at the meeting.

☐      I WILL ATTEND THE MEETING IN PERSON.                                                     ☐           I WILL NOT ATTEND

ADDRESS LABEL THIS SPACE MUST BE LEFT BLANK	The undersigned hereby ratifies and confirms all that the attorneys and proxies, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.
Dated: , 2015

Signature

Signature

Please date this proxy card and sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.

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